                                                                    EXHIBIT 99.1

                              POST PROPERTIES, INC.
                         SELECTED FINANCIAL INFORMATION
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

                                                                           THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                                               DECEMBER 31,                  DECEMBER 31,
                                                                       ===========================   ===========================
                                                                           1996           1995           1996           1995
                                                                       ============   ============   ============   ============
OPERATING  DATA
   Revenue:
      Rental - owned properties ...................................    $     41,099   $     35,192   $    157,735   $    133,817
      Property management - third party ...........................             640            811          2,828          2,764
      Landscape services - third party ............................           1,414          1,448          4,834          4,647
      Interest ....................................................              37            273            326            593
      Other .......................................................           1,036            688          4,985          2,884

                                                                       ------------   ------------   ------------   ------------
              Total revenue .......................................          44,226         38,412        170,708        144,705
                                                                       ------------   ------------   ------------   ------------

   Property operating and maintenance expenses - owned
       properties .................................................          14,567         12,491         57,335         49,912
   Depreciation - real estate assets ..............................           6,003          5,024         22,676         20,127
   Depreciation - non-real estate assets ..........................             217            313            927            692
   Property management expenses - third party .....................             447            554          2,055          2,166
   Landscape services expenses - third party ......................           1,041          1,337          3,917          3,950
   Interest expense ...............................................           5,393          5,359         22,131         22,698
   Amortization of deferred loan costs, interest rate protection
      agreement and deferred swap income, net .....................             327            453          1,352          1,967
   General and administrative expenses ............................           1,930          1,700          7,716          6,071
   Minority interest in consolidated property partnership .........               -              -              -            451

                                                                       ------------   ------------   ------------   ------------
                                                                             29,925         27,231        118,109        108,034
                                                                       ------------   ------------   ------------   ------------
   Income before minority interest and extraordinary
      item ........................................................          14,301         11,181         52,599         36,671
   Net gain on sale of assets, net of related income taxes ........               -              -            854          1,746
   Minority interest of unitholders in Operating Partnership ......          (2,542)        (2,254)        (9,984)        (8,429)
                                                                       ------------   ------------   ------------   ------------
   Income before extraordinary item ...............................          11,759          8,927         43,469         29,988
   Extraordinary item, net of minority interest (1) ...............               -            (59)             -           (870)
                                                                       ------------   ------------   ------------   ------------
Net income ........................................................          11,759          8,868         43,469         29,118
                                                                       ------------   ------------   ------------   ------------
Dividends to preferred shareholders ...............................           1,063              -          1,063              -
                                                                       ------------   ------------   ------------   ------------
Net income available to common shareholders .......................    $     10,696   $      8,868   $     42,406   $     29,118
                                                                       ============   ============   ============   ============

   Funds from operations (2) ......................................    $     19,241   $     16,205   $     74,212   $     56,798
                                                                       ============   ============   ============   ============

PER SHARE/UNIT DATA (3)
   Income before extraordinary item per common
        share (net of preferred dividend) .........................    $       0.49   $       0.43   $       1.95   $       1.63
                                                                       ============   ============   ============   ============
   Net income per common share ....................................    $       0.49   $       0.43   $       1.95   $       1.58
                                                                       ============   ============   ============   ============
   Dividends per common share .....................................    $       0.54   $       0.49   $       2.16   $       1.96
                                                                       ============   ============   ============   ============

                                                                                        DECEMBER 31,
                                                                               =============================
                                                                                   1996             1995
                                                                               ============     ============
BALANCE SHEET DATA
   Real estate, before accumulated depreciation ...........................    $  1,109,342     $    937,924
   Real estate, after accumulated depreciation ............................         931,670          781,100
   Total assets ...........................................................         958,675          812,984
   Total debt .............................................................         434,319          349,719
   Shareholders' equity ...................................................         398,993          343,624

KEY DEBT STATISTICS
   Total secured debt .....................................................         185,319          203,719
   Total unsecured debt ...................................................         249,000          146,000
   Interest coverage ratio (4)(5) .........................................             4.5              3.6
   Fixed charge coverage ratio (4)(6) .....................................             4.3              3.6
   Total debt as a % of undepreciated real estate .........................            39.2%            37.3%





                     NOTES TO SELECTED FINANCIAL INFORMATION

(1) - The extraordinary item for the three and twelve months ended December 31, 1995 resulted from the costs associated with the early extinguishment of indebtedness.

(2) - The Company uses the National Association of Real Estate Investment Trust ("NAREIT") definition of Funds from Operations ("FFO"), which was adopted for periods beginning after January 1, 1996. FFO for any period means the consolidated net income of the Company and its subsidiaries for such period excluding gains or losses from debt restructuring and sales of property, plus depreciation of real estate assets, and after adjustment for unconsolidated partnerships and joint ventures, all determined in accordance with generally accepted accounting principles ("GAAP"). FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO is comparable to the FFO of real estate companies that use the current NAREIT definition. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs or ability to service indebtedness or make distributions.

(3) - As of December 31, 1996, there were 27,145,386 units of the Operating Partnership outstanding, of which 21,922,393 were owned by the Company. The weighted average shares and units outstanding for the three and twelve month periods ended December 31, 1996 was 27,103,557 and 26,917,723, respectively.

(4) - Calculated for the twelve month periods ended December 31, 1996 and 1995.

(5) - Interest coverage ratio is defined as consolidated income available for debt service divided by interest expense. For purposes of this calculation, consolidated net income available for debt service represents earnings before interest, income taxes, depreciation and amortization and extraordinary items.

(6) - Fixed charge coverage ratio is defined as consolidated income available for debt service divided by the sum of interest expense and dividends to preferred shareholders. For purposes of this calculation, net income available for debt service represents earnings before interest, income taxes, depreciation and amortization and extraordinary items.

                              POST PROPERTIES, INC.
                           CALCULATION OF FFO AND CAD
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)




                                                                           THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                              DECEMBER 31,                    DECEMBER 31,
                                                                     ============================    ============================
                                                                         1996            1995            1996            1995
                                                                     ============    ============    ============    ============

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                          $     10,696    $      8,868    $     42,406    $     29,118
     Extraordinary item, net of minority interest ................              -              59               -             870
     Minority Interest ...........................................          2,542           2,254           9,984           8,429
     Net gain on sale of assets, net of related income taxes .....              -               -            (854)         (1,746)
                                                                     ------------    ------------    ------------    ------------
Adjusted net income ..............................................         13,238          11,181          51,536          36,671
Depreciation - real estate assets ................................          6,003           5,024          22,676          20,127
                                                                     ------------    ------------    ------------    ------------
FUNDS FROM OPERATIONS ............................................         19,241          16,205          74,212          56,798
Recurring capital expenditures (1) ...............................           (877)           (406)         (2,961)         (1,700)
Non-recurring capital expenditures ...............................           (476)           (183)         (1,938)         (1,287)
Loan amortization payments .......................................            (68)            (51)           (228)           (199)
                                                                     ------------    ------------    ------------    ------------
CASH AVAILABLE FOR DISTRIBUTION ..................................   $     17,820    $     15,565    $     69,085    $     53,612
                                                                     ============    ============    ============    ============
Cash flow provided by (used in):
     Operating activities ........................................   $     11,278    $      9,067    $     78,966    $     57,362
     Investing activities ........................................   $    (62,938)   $    (10,707)   $   (166,762)   $   (114,531)
     Financing activities ........................................   $     15,747    $      6,896    $     79,021    $     60,885

Weighted average shares outstanding ..............................     21,903,088      20,697,163      21,787,648      18,382,299
Weighted average shares and units outstanding ....................     27,103,557      25,836,406      26,917,723      23,541,639

=================================================================================================================================
PAYOUT RATIO
Payout ratio FFO .................................................           76.1%           77.8%           78.3%           81.3%
Payout ratio CAD .................................................           81.8%           81.7%           84.0%           86.0%

=================================================================================================================================


(1) - Since the Company does not add back the depreciation of non-real estate assets in its calculation of FFO, capital expenditures of $329 and $508 are excluded from the calculation of CAD for the three months ended December 31, 1996 and 1995, respectively, and capital expenditures of $820 and $1,267 are excluded from the calculation of CAD for the twelve months ended December 31, 1996 and 1995, respectively.